Company Overview Investor Presentation August 2018 Exhibit 99.1

Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® does not guarantee successful commercialization of Rhopressa® or FDA approval of RoclatanTM. For more information on Rhopressa®, refer to the full Rhopressa® product label at http://investors.aeriepharma.com, and refer to www.rhopressa.com for prescribing information. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa® does not constitute approval of RoclatanTM, and there can be no assurance that we will receive FDA approval for RoclatanTM or any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. In particular, FDA approval of Rhopressa® does not constitute FDA approval of Roclatan™, and there can be no assurance that we will receive FDA approval for Roclatan™ or any future product candidates. FDA approval of Rhopressa® also does not constitute regulatory approval of Rhopressa® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® in jurisdictions outside the United States. Our receipt of a Prescription Drug User Fee Act (“PDUFA”) goal date notification for Roclatan™ does not constitute FDA approval of the Roclatan™ New Drug Application (“NDA”), and there can be no assurance that the FDA will complete its review by the PDUFA goal date of March 14, 2019, that the FDA will not require changes or additional data that must be made or received before it will approve the NDA, if ever, or that the FDA will approve the NDA. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.   For Investor Use

Aerie IOP–Reducing Products (IP 2030+) Pipeline Activities Rhopressa® – 24-hour IOP reduction, normal tension glaucoma, etc. Retina Program – AR-13503 and AR-1105 implants Sustained Release / Implant Manufacturing Platform Beyond Ophthalmology – potential for Aerie-owned molecules Rhopressa® (netarsudil ophthalmic solution) 0.02% Successfully launched in U.S. April 30, 2018 Roclatan™ (netarsudil / latanoprost ophthalmic solution) 0.02% / 0.005% U.S. NDA accepted, PDUFA set for March 14, 2019 Aerie Overview Data on file For Investor Use Globalization Plan Under Way – Europe and Japan

Rhopressa®: Market Perspective Refer to the full Rhopressa® product label at http://investors.aeriepharma.com and www.rhopressa.com for prescribing information For Investor Use - ~$3B Market, 37M TRx, 61M bottles - Half of volume first-line (PGAs) - Half of volume 2-3X/Day Adjuncts - New drug class per drug databases - Once-daily dosing directed at site of pathology, the trabecular meshwork - Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials 2017 U.S. Glaucoma Market Rhopressa®: HCP’s Positioning as Concomitant Therapy Graph Source: IQVIA TRx Data CAI: Carbonic Anhydrase Inhibitor AA: Alpha Agonist BB: Beta Blocker

2018 2019 U.S. Launch Timeline All forward-looking dates are estimates. The RoclatanTM PDUFA date is March 14, 2019 and the product is not yet approved by the FDA. January 2020: Roclatan™ Med D Coverage Commences 1H-2019: Roclatan™ Commercial Coverage Commences December 2017: Rhopressa® FDA Approval April 30, 2018: Rhopressa® Launch Sampling and Initial Commercial Sales End of 2018: Rhopressa® Commercial Coverage Majority Preferred May 2018: Rhopressa® Commercial Coverage Majority Covered 1H-2019: Potential Roclatan™ Launch For Investor Use January 2019: Rhopressa® Med D Coverage Majority Preferred S A L E S A C C E S S 100 Experienced Territory Managers On Board Targeting 14,000 Eye Care Professionals Same Sales Force for Rhopressa® and RoclatanTM

Rhopressa®: Commercialization Status (7/27/18) Full Commercial Team on board Medical Affairs and Compliance Teams in place Adequate product in inventory and supply chain Market Access contracts with top Medicare Part D and Commercial Payers rapidly advancing - Covered Market is ~50/50 Commercial / Part D - Part D coverage generally commences January 2019; for those uncovered, prior authorization success rate for Rhopressa® of ~80% For Investor Use ~80% of Commercial lives covered: ~25% Tier 2 (preferred brand tier) + ~55% Tier 3 ~12% of Medicare Part D lives already covered in Tier 2

Rhopressa® Launch Update Weekly IQVIA Total Rx’s: * Holiday Weeks For Investor Use Week 16: 7/27/18 Week 4: Sales Force Launched

Examples of Early Rhopressa® Feedback Product Performance: End-stage glaucoma patient at brink of needing surgery. Patient on maximal medical therapy (PGA/Combo/CAI) with IOP of 18 mmHg. Added Rhopressa® and IOP dropped to 13 mmHg, avoiding surgery. Patient on maximal drug therapy and inadequately controlled at 16 mmHg, with patient requiring surgery as next step. Patient IOP reduced to 12 mmHg with Rhopressa® and surgery canceled. Physician added Rhopressa® to a patient already on four medications, and Rhopressa® reduced IOP from 33 mmHg to 19 mmHg. Physician’s first experience with Rhopressa®, patient’s IOP was cut in half from 30 mmHg to 15 mmHg. For Investor Use Observations on file are anecdotal and not necessarily indicative of the entire population

Examples of Early Rhopressa® Feedback For Investor Use Observations on file are anecdotal and not necessarily indicative of the entire population Physician Perspectives: “This is the biggest thing to happen in glaucoma since Xalatan® came out over 20 years ago” “I have been waiting for Rhopressa® for a while and so excited it’s finally here” “…utilizing my ‘new tool’ frequently…”

Active Engagement at Key Conferences American Glaucoma Society (AGS) March 2018 American Society of Cataract and Refractive Surgeons (ASCRS) April 2018 Association of Research in Vision and Ophthalmology (ARVO) April 2018 European Glaucoma Society (EGS) Florence, Italy May 2018 For Investor Use

RoclatanTM (netarsudil / latanoprost ophthalmic solution) 0.02% / 0.005% Positioning as First Line Therapy: Benefits of Rhopressa® while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost At each of nine time points in each of the two Phase 3 trials Potential to become the most efficacious IOP-reducing medication for glaucoma or ocular hypertension, if approved RoclatanTM Combination Product Candidate Data on file RoclatanTM has not been approved by the FDA For Investor Use PDUFA Date Set for March 14, 2019

RoclatanTM Efficacy and Safety Efficacy: RoclatanTM demonstrated statistical superiority over its components (market-leading PGA latanoprost and Rhopressa®) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP-reduction over latanoprost and Rhopressa® in the range of 1 to 3 mmHg Safety: No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline Other ocular AEs occurring in ~5-15% of subjects receiving RoclatanTM included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis Data on file For Investor Use

RoclatanTM Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 * ** *** ++Data on File Based on Mercury 1 Interim Analysis 2 For Investor Use

Roclatan™ Next Steps RoclatanTM NDA submission accepted, with March 14, 2019 PDUFA Current U.S. sales force will be trained on RoclatanTM in advance of PDUFA Commercial formulary access expected to be finalized post-approval Medicare Part D formulary submission to payers expected in April 2019 For Investor Use

Expanding Aerie Franchise: Europe and Japan Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X U.S. units) Expect to file MAA for Rhopressa® in 2H 2018 Current clinical plan expected to satisfy European regulatory requirements (including Rocket 4 for Rhopressa® and Mercury 3 for RoclatanTM) Mercury 3: 6-month safety and 90-day efficacy registration trial comparing RoclatanTM for non-inferiority to a fixed-dose combo in Europe (Ganfort®) Construction of Ireland Plant in process to support worldwide commercial supply Japan (2017 Glaucoma Market: 54M units per year) Plan to advance clinical development on our own, establish office in Tokyo Phase 1 completed and Phase 2 under way in the U.S. on Japanese and Japanese-Americans; additional Phase 2 to commence in Japan Phase 3 trials expected to be conducted in Japan For Investor Use

Europe Glaucoma Market: Aerie Expects to Commercialize on Its Own (if approved) “Big 5” Europe Glaucoma Market – 2017 $1.0B; 91M TRx*, Market Share in TRx PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (47%) PGA Market (53%) 17% 11% 13% 4% 19% 10% 5% 2 - 4 Times Daily Once Daily 17% Others 2% For Investor Use

Japan Glaucoma Market: Aerie Expects to Partner for Commercialization (if approved) PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (48%) PGA Market (52%) 13% 9% 9% 12% 19% 6% 5% 2 - 4 Times Daily Once Daily (Unoprostone is bid) 11% Japan Glaucoma Market – 2017 $0.8B; 54M TRx*, Market Share in TRx 8% 4% 2% For Investor Use

Advancing the Pipeline AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. Rhopressa® 24-hour IOP reduction Potential in normal tension glaucoma Aqueous humor dynamics (trabecular outflow, episcleral venous pressure) Pseudoexfoliative glaucoma Corneal healing Retina Program Opportunities: AR-1105 (dexamethasone steroid) potentially for DME AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME Drug Delivery Platform Focused on ophthalmic sustained release technologies (DSM / PRINT®) For Investor Use

Retinal Eye Diseases – Aerie’s Next Chapter The retinal disease market is twice that of glaucoma with $4.9 billion in the U.S. and $9 billion worldwide per IQVIA Current treatments lose efficacy over time, some have very serious side effects and there are limited surgical options The majority of current treatments require repeated injections into the patient’s eye Aerie has two preclinical molecules for the treatment of retinal disease: - AR-1105 (dexamethasone steroid) for DME - AR-13503 (ROCK/PKC Inhibitor) for AMD/DME Aerie also has implant and associated manufacturing platform technologies For Investor Use

2017 U.S. Retinal Disease Market For Investor Use 2017 Sales: $5.3B Unit Sales: 6.8M Sources: Mix of public information, IQVIA and estimates

AR-1105: Dexamethasone Implant Target indications Macular edema due to diabetic retinopathy (DME) Macular edema due to retinal vein occlusion (RVO) Unmet need First line anti-VEGF agents often not sufficient even with monthly intravitreal (IVT) injections Current second-line steroid treatments have limitations due to side effects and/or injection frequency For Investor Use Data on File AR-1105 may have the potential to lower treatment burden and improve outcomes 2x sustained efficacy: injections every 6 months vs. every 3 months Safety: Better control of drug elution, lower exposure of non-target tissues Improved IVT delivery: applicator has smaller needle (25G)

AR-13503: A First-in-Class ROCK/PKC Inhibitor for the Treatment of Wet AMD and DME Active metabolite of netarsudil Potential to improve outcomes by targeting multiple disease processes Monotherapy shows strong efficacy in preclinical models Effective as adjunct to anti-VEGF therapy in preclinical models Expect durable treatment effect with injection frequency of once every 4 – 6 months For Investor Use

Oxygen-induced retinopathy (OIR) mouse model - PDR Administration: Intraperitoneal QD For Investor Use Preclinical AR-13503 Provides Efficacy Similar to Eylea® in a Proliferative Diabetic Retinopathy Model Vehicle (n=14) 1.25 mg/kg AR-13503 (n=16) 1 mg/kg Eylea (n=14) Data on File For more information on Eylea® please see the product webpage https://www.eylea.us/

AR-13503 Synergistic to Eylea® in Mouse Model of Proliferative Diabetic Retinopathy Oxygen-induced retinopathy (OIR) mouse model - PDR -40% *** * Administration: Intraperitoneal QD * : p<0.01 *** : p<0.0001 For Investor Use -60% % of Total Area Neovascular Area (+SEM) Data on File Sub-optimal dose levels selected in the study to provide less than maximal efficacy For more information on Eylea® please see the product webpage https://www.eylea.us/

DSM Collaboration – Implant Delivery Technology Bio-erodible implant technology Aerie now has a worldwide exclusive license for all ophthalmic indications Broad sustained release platform for treatment of Wet AMD and DME, as well as glaucoma Promising results from ongoing feasibility study Evaluating AR-13503 (ROCK/PKC inhibitor) and related Aerie compounds Linear sustained elution rates over several months Achieved target retinal drug concentrations Aerie also has access to DSM’s preclinical stage latanoprost implant for glaucoma For Investor Use Data on File

PRINT® Technology for Ophthalmology Micropatterned Template Mold formation Mold Filling (e.g. drug/polymer) Particle Array PRINT= Particle Replication In Non-wetting Templates Aerie has the rights to use this technology for ophthalmic applications Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes Expected to accelerate development of Aerie’s retinal disease program, including pre-clinical AR-13503 and AR-1105, and other ophthalmic indications For Investor Use Excellent Control Over Particle Size, Shape and Formulation: Aerie’s Ophthalmic Implant Manufacturing Platform

Evaluating Aerie’s 3,500+ Owned Molecules ROCK Commencing screening for additional indications beyond ophthalmology ROCK inhibition should have potential in: Pulmonary health, including pulmonary fibrosis and bronchial asthma Dermatology indications Cancer Others Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies For Investor Use Aerie molecules inhibit both ROCK1 and ROCK2

Summary Key Priorities Rhopressa®: Successful launch execution effective April 30, 2018 RoclatanTM: U.S. PDUFA set for March 14, 2019 Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Rhopressa® 24-hour IOP reduction, normal tension glaucoma, aqueous humor dynamics, pseudoexfoliative glaucoma, corneal healing Retina Program: - File IND for AR-1105 in 4Q 2018 and AR-13503 in 1H 2019, enter clinic in 2019 Broad sustained release ophthalmic implant and manufacturing platform Evaluating Aerie’s ROCK inhibitors beyond ophthalmology Well-Financed $286M cash/investments at 6/30/18; $100M undrawn credit facility For Investor Use